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                                                                  EXHIBIT 10.9


                         COMMUNITY FINANCIAL GROUP, INC.
                       1997 NONSTATUTORY STOCK OPTION PLAN


     1. Purpose. The purpose of this Community Financial Group, Inc. 1997 Statutory Nonstatutory Stock Option Plan (the "Plan") is to motivate Participants (as defined herein), thereby benefiting the stockholders of Community Financial Group, Inc., a Tennessee corporation ("Corporation"). In furtherance of this purpose, the Plan is to advance the interests of Corporation by stimulating the efforts of key employees, increasing their desire to continue in their employment with Corporation, assisting Corporation in competing effectively with other enterprises for the services of new employees and directors necessary for the continued improvement of operations, and to attract and retain the best possible personnel for service as employees, officers and directors of Corporation. Accordingly, the Plan is designed to promote the interests of Corporation and its stockholders, and, by facilitating stock ownership on the part of such directors, officers and employees, to encourage them to acquire a proprietary interest in Corporation and to remain in its employ and service.

     2.    Definitions.

          "Board" means the Board of Directors of Corporation.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee chosen by the Board to administer the Plan, as provided in Section 5(a) hereof.

          "Fair Market Value of Stock" shall be determined under the Plan as follows:

          (a) If the Stock is principally traded on an exchange or market in which prices are reported on a bid and asked basis, the average of the mean between the bid and the asked price for the Stock at the close of trading for the 10 consecutive trading days immediately preceding such given date;

          (b) If the Stock is principally traded listed on a national securities exchange, the average of the closing prices of the Stock for the 10 consecutive trading days immediately preceding such given date; and

          (c) If the Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

          "Option" means an award of a Stock Option pursuant to this Plan.

          "Option Agreement" means the written instrument from the Committee to Participant describing the terms of the Option.



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         "Option Price" means the exercise price of an Option.

         "Option Stock" or "Stock" means the common stock of Corporation.


         "Participant" means a person to whom an Option has been granted.

       3. Effective Date of Plan; Term. The Plan is effective March 25, 1997, the date on which the Board of Corporation approved the Plan.

      4. Shares Subject to the Plan. The aggregate number of shares of Stock available for grant under the Plan is 150,000 (plus 10% of any additional shares of Stock issued after the effective date of this Plan) subject to adjustments as provided in Section 9 herein. Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held in the treasury of Corporation. In the event that, prior to the end of the period during which Options may be granted under the Plan, any Option under the Plan expires unexercised or is terminated or surrendered without being exercised, in whole or in part, the number of shares theretofore subject to such Option or the unexercised or terminated portion thereof, shall be added to the remaining number of shares of Stock available for grant as an Option under the Plan, including a grant to a former holder of such Option, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Option.

       5. Administration of the Plan by the Committee.

         (a) The Committee. The Plan shall be administered by the Committee, whose members shall be appointed from time to time by, and shall serve at the pleasure of, the Board. The members of the Committee need not be members of the Board or employees of Corporation. No member of the Committee shall be liable for any action taken, or determination made, hereunder in good faith. Service on the Committee shall constitute service as a director of Corporation so that members of the Committee shall be entitled to indemnification and reimbursement as directors of Corporation pursuant to its Charter and Bylaws. The Committee may take action only upon the agreement of a majority of the entire Committee. Any action which the Committee takes through a written instrument signed by a majority of its members shall be as effective as though taken at a meeting duly called and held.

         (b) Powers of the Committee. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it and make all determinations it deems necessary or advisable for the administration of the Plan. The powers of the Committee shall include plenary authority to administer and interpret the Plan, and subject to the provisions hereof, to determine the persons to whom Options shall be granted, the number of shares subject to each Option, the terms and provisions of each Option, and the date on which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by such Participants, or classes of Participants, their present and potential contributions to Corporation's success and


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such other factors as the Committee, in its discretion, shall deem relevant.
Accordingly, the Committee shall determine, as soon as practicable after the effective date of the Plan and at any time and from time to time thereafter, (i) the persons who are eligible, (ii) the number of shares of Stock which an eligible person may purchase pursuant to an Option, (iii) the price of each share of Stock subject to the Option and (iv) the terms on which each share of Stock subject to the Option may be purchased.

         (c) Conclusiveness of Determinations. Any action taken by the Committee or by the Board with respect to the implementation, interpretation, or administration of the Plan shall be final, conclusive and binding. The Committee's determinations under the Plan, including, without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

       6. Options.

         (a) Grant of Options. Options may be granted to Participants under the Plan by the Committee from time to time. Options shall be subject to such terms and conditions, shall be exercisable at such times, and shall be evidenced by such form of written option agreement between Participant and Corporation, as the Committee shall determine; provided, that such determinations are not inconsistent with the other provisions of the Plan. The Committee shall have authority to grant Options exercisable in whole or in part at any time during their term. Option Agreements need not be identical, but generally shall be similar to the form attached to this Plan.

         (b) Persons Eligible to Receive Options. The persons who shall be eligible to receive Options granted hereunder shall be employees, directors, and officers of Corporation. A Participant may hold more than one Option. The Committee shall determine the terms for payment by each Participant for his shares of Option Stock. Such terms shall be set forth in the Option Agreement. The terms for payment so set by the Committee may vary from one Participant to another.

       7. Terms and Exercise of Options.

         (a) Option Price. The Option Price to be paid by Participant to Corporation upon exercise of the Option shall be determined by the Committee on the date of the grant of the Option and shall be set forth in the Option Agreement. No Option shall have an Option Price less than the Fair Market Value of the Stock on the date of the grant.

         (b) Term. Each Option granted under the Plan shall be exercisable only during a term commencing on the date when the Option was granted and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date to be fixed by the Committee, subject to the limitation that any Option may not be exercisable more than three (3)



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months after Participant ceases to be an employee of Corporation, except as set forth in Section 7(c), and only to the extent that the Option would otherwise have been exercisable by Participant upon the date of termination. At the time of termination, the Committee may extend the exercise period for up to the earlier of three (3) years after termination or the original termination date.

         (c) Death or Disability. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of a Participant holding an Option, in the absence of terms in the Option Agreement to the contrary, the Option may be exercised, to the extent not previously exercised, by the Participant, the Participant's legal representative, the legatees of the Option under Participant's Will or the distributees of the Option under the applicable laws of descent and distribution until the Termination Date, but only to the extent that the Option would otherwise have been exercisable by Participant upon the date of death or termination related to the disability.

         (d) Vesting. The Committee may establish a vesting schedule for any particular or all Options which may be different for different Participants and/or different Options. The Committee may accelerate the vesting schedule in its discretion.

         (e) Exercise of Options. Options shall be exercised by delivering or mailing to the Committee (i) a notice and "investment letter" in the form prescribed by the Committee, specifying the number of shares to be purchased; and (ii) a check payable to Corporation, shares of Common Stock of the Corporation, or such other medium of payment as the Committee shall approve, in an amount or with a fair market value (the average between the bid and asked price) equal to the Option Price multiplied by the number of Option Shares being purchased plus any withholding tax required by law as determined by Corporation. Additionally, the Participant may choose a "dry option" whereby the Participant receives a number of shares of Stock equal to the fair market value of the Stock times the number of shares exercisable under the Option divided by the value of the Option. The value of the Option is the difference between the fair market value of the shares and the Option Price multiplied by the number of shares exercisable under the Option. Upon receipt of each of the foregoing, Corporation shall promptly deliver to Participant a certificate or certificates for the Stock purchased, without charge to Participant for issue or transfer tax, but in the event Participant has not made a cash payment sufficient to cover applicable withholding taxes, the Corporation may retain, sufficient stock to liquidate and pay such taxes. The stock certificate may, at the request of Participant, be issued in Participant's name and the name of another person as joint tenants with the right of survivorship, provided that any restrictions upon such Stock shall apply equally to such joint tenant. In the event that such shares are not registered under the Securities Act of 1933, such certificates shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES ACT ("STATE ACTS"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SHARES ARE REGISTERED UNDER SUCH ACT AND EACH RELEVANT STATE


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         ACT OR AN OPINION OF COUNSEL SATISFACTORY TO Corporation IS OBTAINED
         TO THE EFFECT THAT SUCH REGISTRATION IS NOT NECESSARY.

         (f) Transferability of Options. No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except that an Option may be transferred upon the death of a Participant as provided by Participant's Will or the applicable laws of descent or distribution. No Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. Notwithstanding the provisions of this Section, a Participant, at any time prior to his death, may assign all or any portion of an Option to (i) his spouse or lineal descendant,
(ii) the trustee of a trust for the primary benefit of his spouse and lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. In such event, the permitted transferee will be entitled to all of the rights of Participant with respect to the assigned portion of such Option, and such portion of the Option will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, as set forth herein and in the related Option Agreement, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if (i) Participant does not receive any consideration therefore, and (ii) the assignment is expressly permitted by the applicable Option Agreement, as approved by the Committee. Any such assignment shall be evidenced by a written document executed by Participant, and a copy thereof shall be delivered to Corporation prior to the assignment.

         (g) Obligation to Exercise Option. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

       8. Participant's Rights. No person shall have the rights of a stockholder by virtue of an Option except with respect to Stock actually issued to the stockholder, and issuance of Stock shall confer no retroactive rights to dividends. Nothing in the Plan or any Option Agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue as a member of the Board of Corporation or affect any right which Corporation may have to remove such Participant as a director of Corporation. Nothing in this Plan or in any Option Agreement shall confer upon any employee any right to continue in the employ of Corporation or interfere in any way with the right of Corporation to terminate his employment at any time.

         9. Adjustments. In the event of the declaration of any stock dividend on the Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of Stock, or like adjustment, the number of shares of Stock and the class of shares of Stock available pursuant to the Plan, and the Option Prices, shall be adjusted by appropriate changes in the Plan and in any Option Agreement outstanding pursuant to the Plan. Any such adjustment to the Plan or to Option Agreements or Option Prices shall be made by action of the Committee, whose determination



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shall be conclusive. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of stock, or like adjustment which results in substantially all the shares of the Stock of Corporation being exchanged for, or converted into cash or other property, the Committee shall have the right to terminate the Plan as of the date of the exchange or conversion in which case the Options shall convert into the right to receive such cash or property net of the exercise price of the Options.

       10. Termination, Suspension or Amendment of Plan. The Committee may at any time terminate, suspend or amend the Plan.

       11. Postponement of Exercise. The Committee may postpone any exercise of a Option for such time as the Committee may deem necessary in order to permit Corporation (i) to obtain any required approvals of the exercise from bank or bank holding company regulators, (ii) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the exercise of an Option under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction, (iii) to permit any action to be taken in order to
(A) list such shares of Stock on a stock exchange if shares of Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock, including any rules or regulations of any stock exchange on which the shares of Stock are listed, or (iv) to determine that such shares of Stock and the Plan are exempt from such registration or that no action of the kind referred to in (iii)(B) above needs to be taken; and Corporation shall not be obligated by virtue of any terms and conditions of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares of Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof. Any such postponement may extend the terms of an Option if necessary to permit the exercise of any Option.

       12. Application of Proceeds. The proceeds received by Corporation from the sale of its Stock under the Plan shall be used for general corporate purposes.

       13. Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of shares of Stock subject to an Option, the number so computed is not a whole number of shares of Stock, such number of shares of Stock shall be rounded down to the next whole number.

       14. Validity. In the event that any provision of the Plan or any related agreement is held to be invalid, void or unenforceable, the Board shall have the right to declare the entire Plan void and unenforceable, taking such action as shall be deemed to be in the best interest of the stockholders of Corporation.


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       15. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

       16. Governing Law. All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of the State of Tennessee.



















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                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made as of the _____ day of ____________, 19____ (the "Date of Grant"), by and between Community Financial Group, Inc., a Tennessee corporation ("Corporation"), and _____________________________ ("Participant").

         WHEREAS, Corporation has adopted its 1997 Nonstatutory Stock Option Plan (the "Plan"); and

         WHEREAS, the committee chosen by Corporation to administer the Plan (the "Committee") has determined that Participant is eligible to receive an option to purchase shares of common stock of Corporation ("Stock") under a non-qualified stock option and has determined that it is in the best interest of Corporation to grant the stock option documented herein to Participant.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     I. Grant of Option. Corporation hereby grants to Participant the right to purchase _______________________________ (__________) shares of Stock (the
"Option Shares") at a price of ($_____________) per Option Share (the "Option Price"), in accordance with the terms of this Agreement and the Plan (the "Option"). The Committee, exercising good faith, has determined that the Option Price is equal to at least one hundred percent (100%) of the fair market value of a share of Stock on the date hereof. The Option is not intended by the parties hereto to be, and shall not be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986 (the "Code")).

     II. Termination of Option.

         (i) Termination Date. The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been previously exercised or otherwise terminated, shall terminate and become null and void on ______________, _____ at 5:00 P.M. (the "Termination Date"), subject to the limitation that any Option may not be exercisable more than three (3) months after Participant ceases to be an employee, director, or officer of Corporation, except as set forth in Section II (ii), and only to the extent that the Option would otherwise have been exercisable by Participant upon the date of termination..

         (ii) Death or Disability. Upon Participant's death or disability (within the meaning of Section 22(e)(3) of the Code), the Option may be exercised, to the extent not previously exercised, by the Participant, the Participant's legal representative, the legatees of the Option under Participant's Will or the distributees of the Option under the applicable laws of descent and distribution until the Termination Date, but only to the extent that the Option would otherwise



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have been exercisable by Participant. At the time of termination, the Committee may extend the exercise period for up to the earlier of three (3) years after termination or the Termination Date.

         III. Vesting. Subject to such further limitations as are provided herein, the Option shall vest and become exercisable in five (5) installments, Participant having the right hereunder to purchase from Corporation the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                  (i) upon execution of this Agreement, up to one-fifth (ignoring fractional shares) of the total number of Option Shares;

                  (ii) on and after the first anniversary of the Date of Grant, up to an additional one-fifth (ignoring fractional shares) of the total number of Option Shares;

                  (iii) on and after the second anniversary of the Date of Grant, up to an additional one-fifth (ignoring fractional shares) of the total number of Option Shares;

                  (iv) On and after the third anniversary of the Date of Grant, up to an additional one-fifth (ignoring fractional shares) of the total number of Option Shares; and

                  (v) on and after the fourth anniversary of the Date of Grant, the remaining Option Shares.

Any portion of this Option that is not vested shall vest immediately upon any one of the following events:

         a. the participant's death or disability (within the meaning of Section 22(e)(3) of the Code); or

         b. the closing of a transaction resulting in a majority change of control of Corporation or The Bank of Nashville, including any merger, sale of assets, transfer of stock, or any reorganization as defined in Section 368 of the Code.

         IV. Exercise of Option. The Option, or any portion of the Option eligible to be exercised by the Participant and not previously exercised, may be exercised at any time or times prior to the termination of the Option pursuant to the provisions hereof. The Option may be exercised only if compliance with all Federal and state securities and banking laws can be effected and only by
(i) Participant's completion, execution and delivery to Corporation of a notice of exercise and "investment letter" in the form attached hereto as Exhibit A, and (ii) Participant's payment to Corporation of an amount or with a fair market value (the average between the bid and asked price) equal to the sum of the amount obtained by multiplying the Option Price by the number of Option Shares being purchased plus any withholding tax required by law as determined by Corporation. Payment shall be made by check payable to Corporation, shares of Common Stock of the Corporation, or such other medium of payment as the Committee


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shall approve. Additionally, the Participant may choose a "dry option" whereby the Participant receives a number of shares of Stock equal to the fair market value of the Stock times the number of shares exercisable under the Option divided by the value of the Option. The value of the Option is the difference between the fair market value of the shares and the Option Price multiplied by the number of shares exercisable under the Option. Upon the exercise of the Option by Participant, or as soon thereafter as is practicable, Corporation shall issue and deliver to Participant a certificate or certificates evidencing such number of Option Shares as Participant has so elected to purchase, but in the event Participant has not made a cash payment sufficient to cover applicable withholding taxes, the Corporation may retain sufficient stock to liquidate and pay such taxes. Such certificate or certificates shall be registered in the name of Participant and shall bear any legend required by any Federal or state securities law or agreement as Corporation shall determine.

         V. Transferability of Option. The Option may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except that the Option may be transferred upon the death of Participant as provided by Participant's Will or the applicable laws of descent or distribution. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. Notwithstanding the provisions of this Section, Participant, at any time prior to his death, may assign all or any portion of the Option to (i) his spouse or lineal descendant, (ii) the trustee of a trust for the primary benefit of his spouse and lineal descendant, (iii) a partnership of which his spouse and lineal descendants are the only partners, or (iv) a tax exempt organization as described in Section 501(c)(3) of the Code. Any such assignment will be permitted only if (i) Participant does not receive any consideration therefore, and (ii) the assignment is permitted by the Plan. Any such assignment shall be evidenced by an appropriate written document executed by Participant, and a copy thereof shall be delivered to Corporation prior to the effective date of the assignment. Any permitted transferee will be entitled to all of the rights of Participant with respect to the assigned portion of the Option, and such portion of the Option will continue to be subject to all of the then existing terms, conditions and restrictions applicable to the Option, as set forth herein and in the Plan.

         VI. Adjustments. In the event of the declaration of any stock dividend on the Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of Stock, or like adjustment, the number of shares of Stock and the class of shares of Stock available pursuant to the Option, and the Option Price, shall be adjusted proportionately as determined by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of stock, or like adjustment which results in substantially all the shares of the Stock of Corporation being exchanged for, or converted into cash or other property, the Committee or Corporation shall have the right to terminate the Option as of the


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date of the exchange or conversion in which case the Option shall convert into the right to receive such cash or property net of the Option Price of the Options.

         VII. Termination, Suspension or Amendment of Option. The Committee or Corporation may at any time terminate, suspend or amend the Plan or this Agreement.

         VIII. Postponement of Exercise. The Committee or Corporation may postpone any exercise of the Option for such time as it may deem necessary in order to permit Corporation (i) to obtain any required approvals of the exercise from bank or bank holding company regulators, (ii) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable upon the exercise of the Option under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any applicable jurisdiction, (iii) to permit any action to be taken in order to (A) list such shares of Stock on a stock exchange if shares of Stock are then listed on such exchange or (B) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock, including any rules or regulations of any stock exchange on which the shares of Stock are listed, or (iv) to determine that such shares of Stock and the Plan are exempt from such registration or that no action of the kind referred to in (iii)(B) above needs to be taken; and Corporation shall not be obligated by virtue of any terms and conditions of this Agreement or any provision of the Plan to recognize the exercise of the Option or to sell or issue shares of Stock in violation of the Act or any state's securities laws. Any such postponement may, upon determination of Corporation, extend the terms of the Option but neither Corporation nor its directors or officers or the Committee shall have any obligation or liability to Participant or to any other person with respect to any shares of Stock as to which the Option shall lapse because of such postponement.

         IX. Participant's Rights. The granting of the Option shall impose no obligation upon Participant to exercise such Option. Participant shall have no equity interest in Corporation, nor shall Participant have any voting, dividend, liquidation or dissolution rights with respect to any capital stock of Corporation solely by reason of having the Option or having executed this Agreement. Upon the issuance and delivery of a certificate for Option Shares after exercise of the Option, Participant shall have the rights of a stockholder with respect to such Option Shares and to receive all dividends or other distributions paid or made with respect thereto. Nothing in this Agreement or the Plan shall confer upon Participant the right to continue as an employee, director, or officer or affect any right which Corporation may have to remove such Participant as such.

         X. Elimination of Fractional Shares. If this Agreement requires a computation of the number of shares of Stock subject to the Option, and the number so computed is not a whole number of shares of Stock, such number of shares of Stock shall be rounded down to the next whole number.

         XI. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, a copy of which is attached hereto as Exhibit "B" and the terms of which are incorporated herein by reference. The Option shall in all respects be interpreted in accordance


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with the Plan. The Committee shall interpret and construe the Plan and this
Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. The provisions of the Plan shall control in the event of any inconsistencies between this Agreement and the Plan.

         XII. Reservation of Stock. Corporation covenants that while the Option is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the delivery of Stock pursuant to the exercise of this Option.

         XIII. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option and the Shares. This Agreement is an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.

         XIV. Notices. Any and all notices provided for herein shall be sufficient if in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first class postage prepaid), in the case of Corporation, to its principal office, and, in the case of Participant, to Participant's address as shown on Corporation's records.

         XV. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee.

         XVI. Modifications. Except as otherwise provided in Section V, VI and VII herein, no change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

         XVII. Successors. This Agreement shall be binding on all permitted successors and assigns of Participant including any estate, executors or administrators, trustees, or personal or legal representatives, and, in such event all references herein to Participant shall, to the extent applicable, be deemed to refer to and include such estate, executors or administrators, trustees or personal or legal representatives, as the case may be.

         IN WITNESS WHEREOF, Corporation and Participant have executed this Agreement as of the day and year first above written.

                                     COMMUNITY FINANCIAL GROUP, INC.


                                     By:
                                        -------------------------------------
                                     Title:
                                            ---------------------------------

                                     PARTICIPANT:
                                                  ---------------------------


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                                    EXHIBIT A

                         NOTICE AND REQUEST OF EXERCISE
                      OF OPTION TO PURCHASE SHARES OF STOCK
                       OF COMMUNITY FINANCIAL GROUP, INC.

         The undersigned Participant in the 1997 Nonstatutory Stock Option Plan (the "Plan") of Community Financial Group, Inc., a Tennessee corporation ("Corporation"), does by this notice request that Corporation issue to the undersigned that number of shares of Stock specified below (the "Shares") at the price per Share specified below pursuant to the exercise of Participant's Option under the Plan and the Non-Qualified Stock Option Agreement (the "Agreement") between the undersigned and Corporation. Simultaneously herewith, the undersigned delivers to Corporation the purchase price for the Shares [i.e., that amount which is obtained by multiplying the number of the Shares by the price specified], by good check or shares of Common Stock of the Corporation, in accordance with the Agreement. Alternatively, the Participant may, by his selection below, choose to exercise a "dry option" as defined in the Agreement.

         The undersigned hereby represents and warrants that the undersigned has read and understands the Plan and the Agreement and the terms and conditions set forth therein under which the Shares are acquired, shall be held and may be disposed, and hereby ratifies and confirms such terms and conditions. The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned's own account (and not on behalf of any other persons) and without any present view to making a public offering or distribution of same and without any present intention of selling or otherwise transferring same at any particular time or at any particular price or upon the occurrence of any particular event or circumstances (except as set forth in the Plan and the Agreement).

         The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:

         1. Corporation has informed the undersigned if the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state Blue Sky law or laws and whether or not the Shares may be transferred or otherwise disposed of unless the Shares are subsequently registered under the Act and the applicable state Blue Sky law or laws or an exemption from such registration requirements is made available.

         2. The undersigned has been informed that a legend referring to the restrictions indicated herein on transferability and sale may be placed upon the certificate(s) evidencing the Shares, in addition to the legend referred to in the Agreement.

         3. The undersigned has received all information requested or otherwise deemed necessary by the undersigned to make an informed decision as to the investment in Corporation, and has had the opportunity to ask questions of and receive answers from officers of Corporation.

         If the undersigned is required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned will mail a copy of such Form to Corporation at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission.


                                             Very truly yours,

A.   Date of Grant:

     ------------------------
                                             ----------------------------------
                                             Signature
B.   Number of Shares covered
     by Agreement:
                  ------------
                                             Printed Name of Participant
C.   Number of Shares of
     Stock which may be                      RESIDENCE:
     purchased at this time:

     ------------------------                ----------------------------------

                                             Street
D.   Number of Shares of
     Stock actually to be                    ----------------------------------

     purchased at this time:                 City, State, Zip Code

     ------------------------                ----------------------------------


E.   Option Price per Share:                 Dated:__________________, ________

     $----------------------


F.   Aggregate price to be paid
     for Shares actually
     purchased (D multiplied
     by E): $
             -----------------
G.   Method of payment (Check one)
                  Cash
     ------------
                  Shares of Corporation
     ------------
                  Dry Option (Less shares issued)
     ------------

ACCEPTED:

COMMUNITY FINANCIAL GROUP, INC.


By:
   -----------------------------
Its:
    ----------------------------

                                    EXHIBIT B


                                      PLAN